Exhibit 10.5

FIFTH AMENDMENT TO

CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”) dated as of June 1, 2015 is among GREEN PLAINS GRAIN COMPANY LLC, a Delaware limited liability company (including in its capacity as successor by merger to Green Plains Essex  Inc., an Iowa corporation) (“GPG”) and GREEN PLAINS GRAIN COMPANY TN LLC, a Delaware limited liability company (“TN” and together with GPG, the “Borrower”),  the Lenders party thereto and BNP PARIBAS, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, Sole Bookrunner, the Syndication Agent, the Administrative Agent, the Collateral Agent, the Swing Line Lender and the Issuing Lender are parties to a Credit Agreement dated as of October 28, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.   Amendments.

Upon the occurrence of the Effective Date (as defined in Section 2 below), the Credit Agreement is hereby amended as follows:

(a)       The definition of “GPP Plant Entity Guarantee” in Section 1.1 of the Credit Agreement is amended and restated as follows:

““GPP Plant Entity Guarantee”: each guaranty by a GPP Plant Entity of the Indebtedness of Green Plains Processing LLC (“GPP”) under a Term Loan Agreement dated as of June 10, 2014 (as amended, supplemented or otherwise modified from time to time), among GPP, the lenders party thereto, Bank of Montreal and BNP Paribas Securities Corp. as joint lead arrangers and joint bookrunners and BNP Paribas as administrative agent and collateral agent.”

(b)       The definition of “LIBO Rate” is amended by inserting the following text at the end thereof: “Notwithstanding the foregoing, the LIBO Rate shall not at any time be less than zero percent (0.00%).”

(c)       Section 7.1(a) is amended and restated in its entirety as follows:

“(a) as soon as available, but in any event not later than thirty (30) days after the end of each fiscal month of the Borrower (but in respect of the 3rd, 6th, 9th and 12th fiscal months of each year of the Borrower, not later than forty-five (45) days after the end of such month), a copy of the unaudited balance sheets of the Borrower on a combined and combining basis as of the end of such fiscal month and the related unaudited statements of income and retained earnings for such fiscal month and the portion of the Fiscal Year through the end of such fiscal month, setting forth in each case in comparative form the figures for the previous Fiscal Year, certified by a Responsible Officer as fairly presenting the Borrower’s financial condition, results of operations and cash flows in accordance with GAAP (subject to normal year-end audit adjustments and absence of footnotes), along with a detailed written calculation of Working Capital of the Borrower as at the end of such fiscal month (in form and substance satisfactory to the Administrative Agent);”

SECTION 2.   Effectiveness of Amendment.

This Fifth Amendment shall become effective on the date (the “Effective Date”) on which each of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuing Lender and the Required Lenders shall have duly executed this Fifth Amendment.

SECTION 3.   Effect of Amendment; Ratification; Representations; etc.

(a)       On and after the Effective Date, this Fifth Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Fifth Amendment, and the term “this Agreement”, and the words “hereof”,  “herein”,  “hereunder” and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.

(b)       Except as expressly set forth herein, this Fifth Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement and the Credit Agreement is hereby ratified, approved and confirmed in all respects.

(c)       In order to induce the Administrative Agent and the Lenders to enter into this Fifth Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this Fifth Amendment:

(i)        the representations and warranties of such Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and

(ii)       no Default or Event of Default has occurred and is continuing.

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(d)       Notwithstanding anything to the contrary contained in the Credit Agreement or in any other Loan Document, any Collateral or Loan Document which is or may be released (or terminated) upon termination of all Commitments (among other things) shall not be released until the Seasonal Line Commitments are also terminated and all Seasonal Line Loans shall have been repaid in full.

SECTION 4.   Counterparts.

This Fifth Amendment may be executed by one or more of the parties to this Fifth Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.  A set of the copies of this Fifth Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 5.   Severability.

Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.   GOVERNING LAW.

THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.   WAIVERS OF JURY TRIAL.

EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS FIFTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the day and year first above written.

GREEN PLAINS GRAIN COMPANY
LLC, as a Borrower

By:	Green Plains Inc., its sole member

	By:	/s/ Jerry L. Peters
Name: Jerry Peters
Title: Chief Financial Officer

GREEN PLAINS GRAIN COMPANY
TN LLC, as a Borrower

By:	Green Plains Grain Company LLC,
its sole member

	By:	/s/ Jerry L. Peters
Name: Jerry Peters
Title: Chief Financial Officer

BNP PARIBAS, as Administrative Agent,
Swing Line Lender, Issuing Lender and a
Lender

By:	/s/ Karlien Zumpolle
Name: Karlien Zumpolle
Title: Director

By:	/s/ Bradley Dingwall
Name: Bradley Dingwall
Title: Director

BANK OF THE WEST, as a Lender

By:	/s/ Charles Greenway
Name: Charles Greenway
Title: Vice President

RABO AGRIFINANCE, INC., as a
Lender

By:	/s/ Judy Cochran
Name: Judy Cochran
Title: Assistant Vice President

FARM CREDIT BANK OF TEXAS, as a
Lender

By:	/s/ Alan Robinson
Name: Alan Robinson
Title: Vice President

MACQUARIE BANK LIMITED, as a
Lender

By:	/s/ Robert Trevena
Name: Robert Trevena
Title: Division Director

By:	/s/ Nathan Booker
Name: Nathan Booker
Title: Division Director

(Macquarie POA Ref: #938 dated 22
November 2012, signed in Sydney)

ING CAPITAL LLC, as a Lender

By:	/s/ Bill Redmond
Name: Bill Redmond
Title: Managing Director

By:	/s/ Bennett C. Whitehurst
Name: Bennett C. Whitehurst
Title: Vice President